September 18, 2001


Pine Ridge Financial, Ltd.
c/o Cavallo Capital Corp.
660 Madison Avenue
New York, NY 10021

Dear Sirs:

     This letter sets forth the agreement of Pine Ridge Financial, Ltd. (the "Purchaser") and Metawave Communications Corporation (the "Company") regarding the purchase by the Purchaser from the Company of shares of the Company's common stock, $0.0001 par value (the "Common Stock"), on the date hereof (the "Agreement"). The parties agree as follows:

1. This Agreement relates to the purchase by the Purchaser of 480,075 shares of Common Stock at a per share price of $2.09 for an aggregate purchase price of $1,003,357.00, which purchase is to be settled by the parties on Wednesday, September 19, 2001 (the "Settlement Date"). On the Settlement Date, the Company will deliver the shares of Common Stock to be purchased pursuant to the terms hereof to the Purchaser via DWAC to a DTC account designated by the Purchaser and the Purchaser will wire to the Company the aggregate purchase price therefor.

2. The Company represents and warrants that: (a) the Company is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware, (b) the Company has the requisite corporate power and authority to enter into and perform this Agreement and to issue and sell the Common Stock in accordance with the terms hereof, (c) the execution, delivery and performance of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action, (d) a copy of the duly executed resolutions of the Board of Directors of the Company is attached hereto as Exhibit "A," (e) this Agreement has been duly executed and delivered on behalf of the Company by a duly authorized officer and (f) this Agreement constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Company enforceable against the Company in accordance with its terms

3. The Company represents and warrants that the Common Stock to be issued under this Agreement has been duly authorized by all necessary corporate action and, when paid for or issued in accordance with the terms hereof, the Common Stock shall be validly issued and outstanding, fully paid, nonassessable and free and clear of all liens, encumbrances, rights of first refusal and trading restrictions, and the Purchaser shall be entitled to all rights accorded to a holder of Common Stock.

4. The Company represents and warrants that: (a) the shares of Common Stock to be issued by the Company to the Purchaser hereunder have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a registration statement on Form S-3, Commission File Number 333-61470 (the "Registration Statement"); and (b) the Company has filed or will file with the Securities an Exchange Commission (the "Commission") a prospectus supplement to the Registration Statement in connection with this transaction and on the Settlement Date, the Company shall deliver to the Purchaser a copy of such prospectus supplement.

5. The Company represents and warrants that the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transaction contemplated hereby does not and will not (i) conflict with or violate any provision of the Company's certificate or articles of incorporation, bylaws or other charter documents (each as amended through the date hereof), or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument or other understanding to which the Company is a party or by which any material property or asset of the Company is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or govern mental authority to which the Company is subject (including federal and state securities laws and regulations).

6. Except for certain fees payable by the Company to Wharton Capital Partners, Ltd. and Wharton Capital Markets, LLC, no fees or commissions will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Purchaser shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other persons for fees of a type contemplated in this paragraph that may be due in connection with the transactions contemplated by this Agreement. The Company shall indemnify and hold harmless the Purchaser, its employees, officers, directors, agents, partners and affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and attorney's fees) and expenses suffered in respect of any such claimed or existing fees, as such fees and expenses are incurred.

7. The Company has taken or will take all action necessary on its part to list the shares of Common Stock for trading on the NASDAQ system or any relevant market or system, if applicable.

8. The Company will continue to take all action necessary to continue the listing or trading of the Common Stock on the NASDAQ National Market or any relevant market or system, if applicable, and will comply in all respects with the Company's reporting, listing (including, without limitation, the listing of the Common Stock purchased by the Purchaser) or other obligations under the rules of the NASDAQ National Market or any relevant market or system.

9. The Company has delivered or made available to the Purchaser true and complete copies of the filings filed with the Commission since December 31, 2000 (collectively, the "Commission Filings"). The Company has not provided to the Purchaser any information which, according to applicable law, rule or regulation, should have been disclosed publicly by the Company but which has not been so disclosed, other than with respect to the transactions contemplated by this Agreement. As of their respective dates, each of the Commission Filings complied in all material respects with the requirements of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Commission promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such documents, and, as of their respective dates, none of the Commission Filings referred to above contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the
Commission Filings comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission or other applicable rules and regulations with respect thereto. No event or circumstance has occurred or exists with respect to the Company or its subsidiaries or their respective businesses, properties, prospects, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

10. The Company will promptly notify the Purchaser of: (a) any stop order or other suspension of the effectiveness of the Registration Statement and (b) the happening of any event as a result of which the prospectus included in the Registration Statement includes an untrue statement of a material fact or omits to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

11. The Company may not issue a press release or otherwise make a public statement or announcement with respect to the completion of the transaction contemplated hereby without the prior consent of the Purchaser.

12. The Company will indemnify the Purchaser as provided in Exhibit "B" attached hereto against liability with respect to the Registration Statement (including, without limitation, the prospectus supplement) relating to the shares of Common Stock sold by the Company to the Purchaser hereunder. For purposes of said Exhibit B, capitalized terms used therein without definition shall have the same meanings therein as are ascribed to said terms in this Agreement.

13. This Agreement and the legal relations between the parties hereto with respect to any purchase of Common Stock by the Purchaser hereunder shall be governed and construed in accordance with the substantive laws of the State of New York without giving effect to the conflicts of law principles thereunder. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

14. The obligation of the Purchaser to acquire and pay for shares of Common Stock under this Agreement on the Settlement Date is conditioned upon the Registration being effective as to all such shares and upon the Registration Statement not being subject to any actual, pending or threatened stop order on the Settlement Date.

15. The parties agree that the stock sale contemplated by their agreement dated September 4, 2001 will not be consummated due to the events of September 11, 2001 and the subsequent closure of the NASDAQ.

Delivery  of  an  executed  copy of  a  signature  page  to  this
Agreement by facsimile transmission shall be effective as delivery of a manually executed copy of this Agreement and shall be effective and enforceable as the original. Please execute a copy of this Agreement which, when executed by the Purchaser, will constitute an agreement between the Company and the Purchaser.


                              Very truly yours,

                              METAWAVE COMMUNICATIONS CORPORATION


                                   By: /s/Kathryn Surace-Smith
                                   Name:  Kathryn Surace-Smith
                                   Title:VP, General Counsel &
Secretary


AGREED TO:

PINE RIDGE FINANCIAL, LTD.


  By: /s/ Kenneth L. Henderson
  Name: Kenneth L. Henderson
  Title: Attorney-in-Fact